                                                               EXHIBIT 10.5

                                RPS REALTY TRUST
                                747 Third Avenue
                            New York, New York 10017

                                  May 10, 1996



To the Persons and Entities
Party to the Master Agreement
defined below and Signatory Hereto
c/o Ramco-Gershenson, Inc.
27600 Northwestern Highway, Suite 200
Southfield, Michigan 48034


          Re: Closing of the Ramco Acquisition and Related Transaction

Gentlemen:

     Reference is made to the Amended and Restated Master Agreement, dated as of December 27, 1995, as amended by the First Amendment to Amended and Restated Master Agreement, dated as of March 19, 1996, among RPS Realty Trust, a Massachusetts business trust (the "Trust"), Ramco-Gershenson, Inc., a Michigan corporation ("Ramco"), Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael A. Ward, Michael A. Ward, Trustee U/T/A dated 2/22/77, as amended (collectively, the Ramco Principals"), Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and the Ramco affiliates listed on Schedule A thereto (the "Ramco Contributing Parties") (as amended, the "Master Agreement"). Capitalized terms used, but not defined, in this letter agreement (the "Letter Agreement") shall have the respective meanings set forth in the Master Agreement.

     This Letter Agreement is intended to and shall be a legally enforceable agreement and shall be binding upon the parties signatory hereto. In connection with today's closing of the transactions contemplated by the Master Agreement (collectively, the "Transactions"), this Letter Agreement sets forth the parties' agreement to proceed with the consummation of the Transactions on the following additional, amended or modified terms and conditions:


     1. Master Agreement. To the extent any term or provision of this Letter Agreement is supplemental or contrary to, or is otherwise inconsistent with, the terms and conditions of the Master Agreement, the Ramco Agreements or the RPS Contribution Agreements (collectively, the "Transaction Documents"), this Letter Agreement shall be deemed to amend, supplement or modify the Master Agreement, as applicable, and the terms and conditions of this Letter Agreement shall in all such cases control.


     2. Indemnification by Ramco Principals. (a) Notwithstanding anything to the contrary set forth in the Transaction Documents, the Ramco Principals shall be jointly and severally liable (for

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indemnification or otherwise) with respect to any failure or breach of any representation, warranty, covenant, agreement or obligation of the Ramco Group under any of the Transactions Documents except that the Ramco Principal's aggregate liability with respect to any such failure or breach shall be limited to an aggregate of the greater of $16,000,000 and the value of the Pledged Collateral (as such term is defined in the Pledge Agreement) determined, as of the date any claim against the Ramco Principals is compromised or settled by the parties or determined by a court of competent jurisdiction, based on the Value (as such term is defined in the Exchange Rights Agreement dated the date hereof among the Trust and the members of the Ramco Group which are a party thereto) of the Shares at such time. Any limitation on liability set forth in the proceeding sentence shall not limit claims against the Ramco Principals with respect to any Ramco Group intentional misrepresentation or intentional breach of warranty or intentional failure to perform and comply with any covenant, agreement or obligation and the Ramco Principals shall be liable with respect to all Damages with respect thereto. The Ramco Principals liability under this paragraph 2, remains subject to the limitations set forth in Sections 7.2 and 7.3(a) of the Master Agreement.

     (b) Notwithstanding anything herein or in any Transaction Document to the contrary, the parties hereto acknowledge and agree that (a) it is not (and at no time will be) necessary for the Trust, in order to enforce any of its rights and remedies under any Transaction Document, to first institute or exhaust the Trust's rights and remedies against any Ramco Principal, any holder of an interest in the Operating Partnership ("Holders") or against any of the Pledged Collateral (as defined in the Pledge Agreement), in each case, pursuant to the Pledge Agreement, and (b) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by the Trust of any rights or remedies under the Pledge Agreement (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of the Trust's rights or remedies under the Pledge Agreement in any one or more instances shall not preclude full exercise in any other instance.


     3. Pashcow Termination Agreement and Deferred Payment. (a) At the Closing, the Operating Partnership shall borrow $3,950,000 under the Line of Credit (as defined below), the proceeds of which will be used by the Operating Partnership (on behalf of the Trust) or RPS Mortgage (as applicable) to pay certain Excluded Expenses and provide working capital to RPS Mortgage, as directed by the Trust (the "Closing Loan").

     (b) The parties to the Master Agreement hereby waive the condition set forth in Section 3.1(f) of the Master Agreement with respect to the amounts payable under Section 3(b)(ii) of the Termination Agreement between the Trust and Joel M. Pashcow dated March 26, 1996 (the "Pashcow Obligation"). Neither the Pashcow Obligation nor the Note (as defined below) shall be taken into account for purposes of making the adjustments set forth in Section 1.10. Nothing herein is intended to absolve the Trust of its obligation to pay Joel
M. Pashcow any amounts owed to him under such agreement and the Trust acknowledges that the payment of such amount is not subject to any right of set off or any right to interpose counterclaims or crossclaims.

     (c) At the Closing, RPS Mortgage shall execute and deliver to the Trust a note (the "Note") in the original principal amount of $5,550,000, in the form set forth as Schedule 1 hereof, which is secured by a Collateral Agreement in the form set forth in Schedule 2 hereof, in consideration of the Closing Loan and the Trust's continuing liability under the Pashcow Obligation.

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     (d) The Ramco Principals shall use their best efforts to cause the minimum amount available under the Line of Credit (without regard to borrowings under such Line of Credit that occur at or following the Closing) to equal at least $50,000,000.

     (e) For purposes of this letter agreement, the Line of Credit shall mean the Master Revolving Credit Agreement, dated as of May 6, 1996, by and among the Operating Partnership, the Trust and the other lending institutions which may become parties thereto, and First National Bank of Boston, as Agent for the Banks.


     4. Reimbursement of Development Land Expenses. The Ramco Principals and the Ramco Contributing Parties consent and agree with the Trust that at no time shall the Operating Partnership reimburse the appropriate Affiliates of Ramco for third party out-of-pocket expenses incurred by such Affiliates related to options on the Development Land listed on schedule 1.1(b) to the Master Agreement (but only to the extent such Affiliates are entitled to such reimbursement under Section 1.13 of the Master Agreement) unless and until (i) the funds available under the Line of Credit (assuming that no funds are drawn down by the Operating Partnership under such Line of Credit) equal or exceed $50,000,000, and (ii) such Affiliates have presented reasonably detailed documentation evidencing the occurrence of thereof, which documentation and the amount of such out-of-pocket expenses are verified and approved by the Trust's Independent Trustees. The Independent Trustees shall be entitled to retain, at the Trust's expense, an independent Person to verify such documentation and the amount of such expenses.


     5. Representations and Warranties of Sources and Uses. (a) The Ramco Principals, jointly and severally, represent and warrant to, and agree with, the Trust that (i) attached hereto as Schedule 3 is a true, correct and complete copy of the Ramco Group's "sources and uses" statement relating to the RPS Cash, the mortgage payoffs detailed therein and generally with respect to the closing of the several contributions to the Operating Partnership by the Ramco Contributing Parties and by the Trust, in all cases as contemplated by the Master Agreement, and (ii) attached hereto as Schedule 4 is a true, correct and complete copy of the Ramco Group's "sources and uses" statement relating to the closing of the several contributions to the Operating Partnership by the Ramco Contributing Parties, as contemplated by the Master Agreement. The representations and warranties made in this paragraph shall be deemed for all purposes as representations and warranties under Section 4 of the Master Agreement.

     (b) The Trust represents and warrants to the Ramco Group that attached hereto as Schedule 5 is a true, correct and complete copy of the Trust's statement of transaction expenses (other the Excluded Expenses) that have been incurred through the Closing. The representation and warranty set forth in this paragraph shall be deemed for all purposes as a representation and warranty under Section 5 of the Master Agreement.


     6. Prorations and Adjustments Procedures. The parties agree that the real estate related prorations and adjustments contemplated by the Transaction Documents that are required or scheduled to be made after the Closing shall be in accordance with the procedures set forth in Schedule 6. Unless otherwise indicated, all such prorations and adjustments shall be made as if the Closing occurred as of May 1, 1996. The Independent Trustees shall review and approve all such prorations and adjustments, including those prorations and adjustments made at the Closing. The Independent Trustees shall be entitled to retain, at the Trust's expense, an independent Person to assist them in reviewing and approving

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such prorations and adjustments.  To the extent such prorations and adjustments result in any payments to the Trust, such amounts will be distributed to the Trust's shareholders in the distribution to shareholders that immediately follows the receipt of such amounts.


     7. Use of RPS Cash. (a) The parties agree that Section 12.1(b) of the Master Agreement is amended by deleting the amount $3,200,000 in such Section and replacing it with the amount $3,605,279. The Ramco Principals represent and warrant to, and agree with the Trust that, the Operating Partnership will have cash on hand (without regard to amounts available under the Line of Credit and amounts identified on the closing statements to be used by the Trust or the Operating Partnership to pay Excluded Expenses) an amount equal to $3,558,450 to pay expenses relating to the Transactions.


     8. New York Office Lease. At the Closing, (i) the space lease (the "New York Office Lease") relating to the Trust's principal place of business in New York City shall not be assigned to RPS Mortgage and (ii) the Trust shall enter into a sublease with RPS Mortgage with respect to 100% of the space covered by the New York Office Lease. The Trust represents and warrants to the Ramco Group that the New York Office Lease expires on April 30, 1997.


     9. Non-conforming Loans. The Ramco Principals, jointly and severally, represent and warrant to, and agree with, the Trust that set forth on Schedule 7 is a true, correct and complete copy of the analysis which illustrates the economic impact (including, without limitation, the impact on cash available from distribution) on the Trust of the terms of the West Oaks II Loan and the Spring Meadows Loan which do not conform to the terms set forth in Section 3.3(c)(ii) and (iii) of the Master Agreement.


     10. Waivers. The Closing of the Transactions shall for all purposes hereunder be deemed a waiver in writing of any condition to Closing which has not been satisfied at or prior to such Closing.


     11. Special Distributions. Notwithstanding anything to the contrary set forth in the Master Agreement, any distributions or dividends that are contemplated in the Master Agreement to be made to the Trust's shareholders of record as of the day prior to the Closing Date (other than the dividend or distribution relating to the shares in RPS Mortgage) shall instead be made to the Trust's shareholders as of the record date which is established by the Board of Trustees for distributions to shareholders after the receipt of the funds or assets which were the subject of such special distribution.


     12. Kohl's Lease. The Ramco Principals hereby acknowledge their obligation to satisfy in full in cash the landlord's obligations under Section
3.5 of the Kohl's Lease.


     13.  Miscellaneous

          A. Specific Performance. The parties acknowledge that the subject matter of this Letter Agreement is unique and that no adequate remedy of law would be available for breach of this Letter Agreement. Accordingly, each party agrees that the other parties will be entitled to an appropriate decree

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of specific performance or other equitable remedies to enforce this Letter
Agreement (without any bond or other security being required) and each party waives the defense in any action or proceeding brought to enforce this Letter Agreement that there exists an adequate remedy at law.

     B. Captions. The captions in this Letter Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Letter Agreement.


     C. No Waiver. The failure of a party to insist upon strict adherence to any term of this Letter Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Letter Agreement. Any waiver must be in writing.

     D. Amendment. This Letter Agreement cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought.

     E. Counterparts. This Letter Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     F. Governing Law. This Letter Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

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          IN WITNESS WHEREOF, the parties have executed this Letter Agreement and caused the same to be delivered on their behalf on May 10, 1996


                                    RPS REALTY TRUST


                                    By:  /s/ Stephen R. Blank
                                       ----------------------------------
                                       Name: Stephen R. Blank
                                       Title: Trustee

                                    RAMCO GERSHENSON, INC.

                                    By: /s/ Dennis Gershenson
                                       ----------------------------------
                                       Name: Dennis Gershenson
                                       Title: Chief Executive Officer

                                    /s/ Dennis Gershenson
                                    --------------------------------------
                                    Dennis Gershenson

                                    /s/ Richard Gershenson
                                    --------------------------------------
                                    Richard Gershenson

                                    /s/ Bruce Gershenson
                                    --------------------------------------
                                    Bruce Gershenson

                                    /s/ Joel Gershenson
                                    --------------------------------------
                                    Joel Gershenson

                                    /s/ Michael A. Ward
                                    --------------------------------------
                                    Michael A. Ward


                                    MICHAEL A. WARD U/T/A DATED 2/22/77,
                                    AS AMENDED


                                    By: /s/ Michael A. Ward
                                       -----------------------------------
                                         Michael A. Ward as trustee
                                         U/T/A dated 2/22/77, as amended

                                  RAMCO-GERSHENSON PROPERTIES, L.P.

                                  By:  RAMCO REIT, INC., its
                                       General Partner

                                       By: /s/ Dennis Gershenson
                                          -----------------------------
                                          Name: Dennis Gershenson
                                          Title:


                                 RAMCO CONTRIBUTING PARTIES
                                 TO THE EXTENT OF SECTIONS 1, 2, 3, 6, 7, 8,
                                 9, 10, 11 and 12


                                 KM BLUE ASH DEVELOPMENT COMPANY,
                                 an Ohio co-partnership


                                 By: /s/ Bruce Gershenson
                                    ----------------------------------
                                    Bruce Gershenson
                                    Partner


                                 LA II GROUP, an Ohio general partnership

                                 By:  RAMCO LEWIS ALEXIS ASSOCIATES,
                                      a Michigan general partnership,
                                      its Partner


                                      By: /s/ Bruce Gershenson
                                         -------------------------------
                                         Bruce Gershenson
                                         Partner

                                MICHIGAN SHOPPING CENTER VENTURES
                                II LIMITED PARTNERSHIP, a Michigan
                                limited partnership

                                By:  RAMCO L & W PARTNERS
                                     a Michigan co-partnership,
                                     its General Partner

                                     By:  RAMCO CP, a Michigan
                                          co-partnership, its Partner

                                          By: /s/ Bruce Gershenson
                                             ---------------------------
                                             Bruce Gershenson
                                             Partner


                                RAMCO CANTON CO.,
                                a Delaware general partnership

                                By:  FORD SHELDON PLAZA COMPANY,
                                     a Michigan limited partnership, its Partner

                                     By: /s/ Bruce Gershenson
                                        ------------------------------------
                                        Bruce Gershenson
                                        General Partner



                                RAMCO FRASER DEVELOPMENT
                                COMPANY, a Michigan co-partnership


                                By: /s/ Bruce Gershenson
                                   -----------------------------------------
                                   Bruce Gershenson
                                   Partner

                                RAMCO JACKSON DELAWARE LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By:  RAMCO JACKSON, INC.,
                                     a Michigan corporation,
                                     its General Partner


                                     By: /s/ Bruce Gershenson
                                        --------------------------------
                                        Bruce Gershenson
                                        Vice President


                                RAMCO KENTWOOD ASSOCIATES
                                a Michigan co-partnership


                                By: /s/ Bruce Gershenson
                                   -----------------------------------
                                   Bruce Gershenson
                                   Partner

                                RAMCO LANSING ASSOCIATES,
                                a Michigan co-partnership

                                By: /s/ Bruce Gershenson
                                   -----------------------------------
                                   Bruce Gershenson
                                   Partner


                                RAMCO LAPEER ASSOCIATES LIMITED
                                PARTNERSHIP, a Michigan limited partnership


                                By:  RAMCO LAPEER, INC., a Michigan
                                     corporation, its General Partner


                                     By: /s/ Bruce Gershenson
                                        --------------------------------
                                        Bruce Gershenson
                                        Vice President

                          RAMCO NOVI I CO.,
                          a Delaware general partnership

                          By:  WEST OAKS DEVELOPMENT
                               COMPANY, a Michigan co-partnership,
                               its Partner

                               By: /s/ Bruce Gershenson
                                  -----------------------------------
                                  Bruce Gershenson
                                  Partner



                          RAMCO NOVI II CO.,
                          a Delaware general partnership

                          By:  RAMCO NOVI DEVELOPMENT
                               ASSOCIATES LIMITED PARTNERSHIP,
                               a Michigan limited partnership, its Partner

                               By:   RAMCO NOVI DEVELOPMENT
                                     COMPANY,  a Michigan
                                     co-partnership, its General Partner


                                     By: /s/ Bruce Gershenson
                                        -----------------------------------
                                         Bruce Gershenson
                                         Partner


                                     RAMCO OAK BROOK SQUARE
                                     ASSOCIATES LIMITED PARTNERSHIP,
                                     a Michigan limited partnership

                                     By:  RAMCO OAK BROOK SQUARE, INC.,
                                          a Michigan corporation,
                                          its General Partner

                                          By: /s/ Bruce Gershenson
                                             ---------------------------------
                                             Bruce Gershenson
                                             Vice President
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                                RAMCO ORION CO.,
                                a Delaware general partnership

                                By:  W & G REALTY COMPANY,
                                     a Michigan co-partnership, its Partner

                                     By: /s/ Bruce Gershenson
                                        --------------------------------------
                                        Bruce Gershenson
                                        Partner

                                RAMCO ROSEVILLE CO.,
                                a Delaware general partnership

                                By:  ROSEVILLE PLAZA LIMITED
                                     PARTNERSHIP

                                     By:  RAMCO VENTURES, a Michigan
                                          co-partnership, its General Partner


                                          By: /s/ Bruce Gershenson
                                             -----------------------------------
                                             Bruce Gershenson
                                             Partner


                                RAMCO SINGER ASSOCIATES LIMITED
                                PARTNERSHIP, an Ohio limited partnership

                                By:  RAMCO TROY ASSOCIATES,
                                     a Michigan co-partnership, its
                                     General Partner


                                     By: /s/ Bruce Gershenson
                                        ------------------------------
                                        Bruce Gershenson
                                        Partner

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                               RAMCO SOUTHFIELD CO.,
                               a Delaware general partnership

                               By:  SOUTHFIELD PLAZA LIMITED
                                    PARTNERSHIP, a Michigan
                                    limited partnership, its Partner

                                    By:  RAMCO VENTURES, a Michigan
                                         co-partnership, its General Partner

                                         By: /s/ Bruce Gershenson
                                            -----------------------------------
                                            Bruce Gershenson
                                            Partner

                               RAMCO STERLING MALL CO.,
                               a Delaware general partnership

                               By:  STERLING MALL ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Michigan limited partnership, its Partner

                                    By:  RAMCO CONSUMER MALL
                                         ASSOCIATES LIMITED
                                         PARTNERSHIP, a Michigan limited
                                         partnership, its General Partner


                                         By: /s/ Bruce Gershenson
                                            -----------------------------------
                                            Bruce Gershenson
                                            General Partner

                              SOUTHFIELD PLAZA LIMITED
                              PARTNERSHIP, a Michigan limited partnership

                              By:  RAMCO VENTURES, a Michigan general
                                   partnership, its General Partner

                                   By: /s/ Bruce Gershenson
                                      ----------------------------------
                                      Bruce Gershenson
                                      Partner


                              SPRING MEADOWS SHOPPING CENTER
                              ASSOCIATES, an Ohio general partnership

                              By:  RAMCO SPRING MEADOWS
                                   ASSOCIATES, a Michigan co-partnership,
                                   its Partner

                                   By: /s/ Bruce Gershenson
                                      --------------------------------------
                                      Bruce Gershenson
                                      Partner


                             WEST ALLIS SHOPPING CENTER
                             ASSOCIATES, a Wisconsin general partnership

                             By:  RAMCO ALLIS DEVELOPMENT
                                  COMPANY, a Michigan co-partnership,
                                  its Partner

                                  By: /s/ Bruce Gershenson
                                     -----------------------------------
                                     Bruce Gershenson
                                     Partner

                               RAMCO SOUTH NAPLES DEVELOPMENT,
                               a Florida general partnership


                               By: /s/ Bruce Gershenson
                                  -----------------------------
                                    Bruce Gershenson
                                    Partner

                               RAMCO STERLING STRIP CO.,
                               a Delaware general partnership

                               By:  KMW STERLING DEVELOPMENT COMPANY,
                                    a Michigan co-partnership, its
                                    partner


                                    By: /s/ Bruce Gershenson
                                       --------------------------
                                         Bruce Gershenson
                                         Partner


                               RAMCO TEL-TWELVE CO.,
                               a Delaware general partnership

                               By:  TEL-TWELVE MALL ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Michigan limited partnership,
                                    its partner


                                    By: /s/ Bruce Gershenson
                                       ---------------------------
                                         Bruce Gershenson
                                         Partner